                                                                   EXHIBIT 10.69




- --------------------------------------------------------------------------------


           COMMON STOCK REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT


                             DATED AS OF MAY 1, 1996


                                      AMONG


                             COMMODORE MEDIA, INC.,


                          CERTAIN CONTROL STOCKHOLDERS


                                       AND


                     CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.




- --------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   Definitions ........................................................      1

2.   Registration Rights ................................................      7

3.   Transfers of Warrant Shares ........................................     14

4.   Registration Procedures ............................................     26

5.   Indemnification and Contribution ...................................     30

6.   Miscellaneous ......................................................     33

     a.   No Inconsistent Agreements ....................................     33
     b.   Amendments and Waivers ........................................     34
     c.   Notices .......................................................     34
     d.   Successors and Assigns ........................................     35
     e.   Rules 144 and 144A ............................................     35
     f.   Counterparts ..................................................     35
     g.   Headings ......................................................     36
     h.   Governing Law .................................................     36
     i.   Severability ..................................................     36
     j.   Entire Agreement ..............................................     36

Exhibit A

                  THIS COMMON STOCK REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of May 1, 1996, among Commodore Media, Inc., a Delaware corporation (the "Company"), the Control Stockholders (as defined herein) and CIBC WG Argosy Merchant Fund 2, L.L.C., a Delaware limited liability company (the "Purchaser").

                  This Agreement is made pursuant to the Securities Purchase Agreement, dated as of May 1, 1996, among the Company, the Guarantors named therein and the Purchaser (the "Purchase Agreement"), relating to the sale by the Company to the Purchaser of up to $12,500,000 in aggregate liquidation value of its Senior Exchangeable Redeemable Preferred Stock, Series A, par value $.01 per share (the "Preferred Stock"), along with warrants (the "Warrants") for the purchase of shares of its Class A Common Stock, par value $0.01 per share ("Class A Common Stock") constituting up to 5.99% of the Company's fully diluted Common Stock. In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Purchaser and its direct and indirect transferees (the "Holders"), among other things, the registration rights for the Class A Common Stock set forth in this Agreement and the Control Stockholders have agreed to provide the Holders, among other things, the tag-along rights for the Class A Common Stock set forth herein. The execution of this Agreement is a condition to the obligations of the Purchaser to purchase the Preferred Stock and Warrants under the Purchase Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

                  1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control. Neither the Purchaser nor any of its Affiliates shall be deemed to be an Affiliate of the Company or of any of its Subsidiaries or Affiliates.

                  "Business Day" shall mean a day that is not a Legal Holiday.

                  "Capital Stock" shall mean, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

                  "Change of Control" has the meaning provided such term in the Indenture dated as of April 21, 1995, by and among the Company, the Guarantors named therein and IBJ Schroder Bank & Trust Company, as Trustee, as amended, restated or supplemented from time to time.

                  "Class A Common Stock" shall mean the Class A Common Stock, par value $.01 per share, of the Company.

                  "Class B Common Stock" shall mean the Class B Common Stock, par value $.01 per share, of the Company.

                  "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

                  "Common Stock" shall mean the Class A Common Stock and Class B Common Stock.

                  "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                  "Control Stockholder" shall mean (i) Susan Burden, (ii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of Carter Burden to the extent such Persons beneficially own shares of Common Stock as a result of a Transfer from Carter Burden after the date hereof and (iii) a trust the beneficiaries of which include only Susan Burden and lineal descendants of Carter Burden.

                  "Definitive Certificate" shall mean a certificate representing Warrant Shares in definitive registered form, other than a Global Certificate.

                  "Demand Registration" shall have the meaning set forth in
         Section 2.1.

                  "Depositary" shall mean, with respect to Shares represented by one or more Global Certificates, The Depository Trust Company or another person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Exempt Transfer" shall mean a transfer by a Control Stockholder to another Control Stockholder.

                  "Existing Common Stock Agreement" shall mean the Common Stock Registration Rights and Stockholders Agreement, dated as of April 21, 1995, among the Company, the Control Stockholders and the purchasers referred to therein.

                  "Fair Market Value" shall mean the value of any securities as determined (without any discount for lack of liquidity, the amount of Class A Common Stock proposed to be sold or the fact that the shares of Class A Common Stock held by any Holder of such security may represent a minority interest in a private company) by a nationally recognized investment banking firm selected by the Company for the determination of such value.

                  "Global Certificate" shall mean a certificate representing all or part of the Warrant Shares issued to the Depositary and bearing the legend set forth in Section 3.4(g)(iii).

                  "Holder" shall mean the Purchaser, for so long as the Purchaser owns any Class A Common Stock, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class A Common Stock.

                  "Included Shares" shall have the meaning set forth in Section 2.1(a).

                  "indemnified party" shall have the meaning set forth in
         Section 5(c).

                  "indemnifying party" shall have the meaning set forth in
         Section 5(c).

                  "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday.

                  "Non-Selling Stockholders" shall have the meaning set forth in
         Section 3.3(a).

                  "Participating Stockholders" shall have the meaning set forth in Section 3.3(a).

                  "Person" shall mean an individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or other legal entity.

                  "Piggy-Back Registration" shall have the meaning set forth in
         Section 2.2.

                  "Preferred Stock" shall have the meaning set forth in the preamble.

                  "proposed purchaser" shall have the meaning set forth in
         Section 3.3(a).

                  "Prospectus" means a prospectus which meets the requirements of Section 10 of the Securities Act.

                  "Public Equity Offering" shall mean a public offering by the Company of shares of its common stock on a registration statement filed under the Securities Act (however designated and whether voting or non-voting) (other than a registration statement filed on Form S-4 or S-8 or similar form).

                  "Purchase Agreement" shall have the meaning set forth in the preamble.

                  "Purchase Election" shall have the meaning set forth in
         Section 2.1(b).

                  "Purchase Offer" shall have the meaning set forth in Section 2.1(b).

                  "Purchase Offer Payment Date" shall have the meaning set forth in Section 2.1(b).

                  "Purchased Shares" shall have the meaning set forth in Section 3.3(a).

                  "Purchaser" shall have the meaning set forth in the preamble.

                  "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

                  "Registrable Securities" shall mean the shares of Class A Common Stock issuable upon exercise of the Warrants. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, (ii) such securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

                  "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities).

                  "Registration Statement" shall mean any registration statement of the Company which covers any of the Warrant Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

                  "Regulation S" shall mean Regulation S under the Securities
         Act.

                  "Requisite Shares" shall mean a number of Registrable Securities equal to not less than 25% of the Registrable Securities held in the aggregate by all Holders.

                  "Restricted Security" shall have the meaning set forth in Rule 144(a)(3) under the Securities Act.

                  "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  "Rule 144A" shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Selling Holder" shall mean a Holder who is selling Warrant Shares in accordance with the provisions of Section 2.1, 2.2, 3.3 or
         3.4 hereof.

                  "Stockholder" means, collectively, each Holder and each Control Stockholder.

                  "Tag-Along Notice" shall have the meaning set forth in Section 3.3(a).

                  "Tag-Along Right" shall have the meaning set forth in Section 3.3.

                  "Transfer" shall have the meaning set forth in Section 3.2.

                  "Transfer Agent" means any transfer agent or registrar appointed by the Company for the Class A Common Stock.

                  "Triggering Event" shall have the meaning set forth in Section 2.1.

                  "Warrant Shares" means the shares of Class A Common Stock issued and issuable upon exercise of the Warrants.

                  "Withdrawal Election" shall have the meaning set forth in
         Section 2.3.

                  2.   Registration Rights.

                  2.1  Demand Registration.

                  (a) Request for Registration. At any time and from time to time on or after the earliest of (i) a Change of Control shall have occurred,
(ii) seven days prior to the date on which the Company files a registration statement with respect to a Public Equity Offering, (iii) the date on which any class of equity securities of the Company is listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System or (iv) May 1, 1999 (each a "Triggering Event"), Holders owning, individually or in the aggregate, at least the Requisite Shares may make a written request for registration under the

Securities Act of their Registrable Securities (a "Demand Registration"). Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Upon a demand, the Company will prepare, file and use its best efforts to cause to be effective within 180 days of such demand a Registration Statement in respect of all the Registrable Securities. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of any such Selling Holder requested to be so included (the "Included Shares"). Each such request by such other Selling Holders shall specify the number of Included Shares proposed to be sold and the intended method of disposition thereof. Subject to Section 2.1(c), in no event shall the Company be required to register Registrable Securities pursuant to this Section
2.1 more than a maximum of two separate occasions.

                  (b) Repurchase Election. (i) Notwithstanding the foregoing provisions of Section 2.1(a), the Company shall not be obligated to effect a Demand Registration if the Company elects to make an offer to repurchase (a "Purchase Offer") all of the Registrable Securities (a "Purchase Election") by mailing notice of such Purchase Offer to all Holders of Registrable Securities on a date (the "Purchase Election Date") not more than 30 days after the receipt of any request for a Demand Registration and indicating in such Purchase Offer that the Purchase Election will be consummated on a Business Day (the "Purchase Offer Payment Date") not more than 60 days after the Purchase Election Date at a price per Warrant equal to the Fair Market Value of each share of Class A Common Stock issuable upon exercise of such Warrant less that portion of the Exercise Price allocable to such Warrant.

                  (ii) Notice of a Purchase Offer shall be mailed by the Company (or caused to be mailed by the Company), not less than 30 days nor more than 40 days before the Purchase Offer Payment Date to each Holder of Registrable Securities at its last registered address. The Purchase Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Business Day next preceding the Purchase Offer Payment Date. The notice, which shall govern the terms of the Purchase Offer, shall include such disclosures as are required by law and shall state:

                  (1) that the Purchase Offer is being made pursuant to this
         Section 2.1(b) and that all Registrable Securities tendered for repurchase will be accepted for payment;

                  (2) the purchase price per Warrant calculated as set forth above and the Purchase Offer Payment Date;

                  (3) that any Registrable Securities accepted for payment pursuant to the Purchase Offer shall cease to be outstanding after the Purchase Offer Payment Date unless the Company defaults in making payment therefor of the purchase price;

                  (4) that Holders electing to have Registrable Securities purchased pursuant to a Purchase Offer will be required to surrender such Warrant Shares, together with a completed letter of transmittal, to the Company (or its agent as designated by the Company in such notice) at the address specified in the notice no later than 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date;

                  (5) that Holders will be entitled to withdraw their election if the Company (or such designated agent) receives, not later than 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of Warrant Shares delivered for purchase and a statement that such Holder is withdrawing its election to have such Warrant Shares purchased and promptly thereafter the Company (or such designated agent) shall redeliver the withdrawn Warrant Shares to the Holder;

                  (6) that a Holder electing not to tender such Holder's Registrable Securities for purchase pursuant to such Purchase Offer by 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date will have no continuing right to require the Company to repurchase such Holder's Registrable Securities; and

                  (7) that Holders whose Warrant Shares are tendered for purchase in part only will be issued new certificates representing the number of the unpurchased Warrant Shares surrendered.

                  On the Purchase Offer Payment Date, the Company shall (i) accept for payment Registrable Securities or portions thereof tendered pursuant to the Purchase Offer, (ii) promptly deliver to Holders of Warrant Shares so accepted payment of the purchase price therefor and (iii) issue and mail or deliver to such Holders new certificates representing a number of shares of Class A Common Stock equal to the unpurchased portion of the Warrant Shares surrendered. Upon payment for all Registrable Securities tendered pursuant to a Purchase Offer the Company shall be deemed to have effected the Demand Registration.

                  The Company shall comply, to the extent applicable, with the requirements of Sections 13 and 14 of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Registrable Securities pursuant to a Purchase Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 2.1(b), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 2.1(b) by virtue thereof.

                  (c) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the Selling Holders), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this
Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least 90 days beyond the effective date thereof or until the consummation of the distribution by the Selling Holders of the Included Shares, then the Company shall continue to be obligated to effect an additional registration pursuant to this Section 2.1. The Selling Holders of Registrable Securities shall be permitted to withdraw all or any part of the Included Shares from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand

Registration, and subsequently a sufficient number of Included Shares are withdrawn from the Demand Registration so that such Registration Statement does not cover at least 25% of the Registrable Securities held by all Holders, the Selling Holders who have not withdrawn their Included Shares shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers at least 25% of the Registrable Securities held by all Holders. If an additional number of Registrable Securities is not so included so that such Registration Statement does not cover at least 25% of the Registrable Securities held by all Holders, the Company may withdraw the Registration Statement. In the event that a Registration Statement has been filed and the Company withdraws the Registration Statement solely due to the occurrence of the events specified in the prior two sentences, such withdrawn Registration Statement will count as a Demand Registration; otherwise such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

                  (d) Priority in Demand Registrations Pursuant to Section 2.1. If a Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested by the managing underwriter(s) to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold.

                  (e) Selection of Underwriter. If the Selling Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Selling Holders making such Demand Registration shall select one or more nationally recognized firms of investment bankers, who shall be reasonably acceptable to the Company, to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment banker(s) and manager(s) to be used in connection with the offering.

                  (f) Expenses. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this
Section 2.1.

                  2.2 Piggy-Back Registration. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of its common equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof except as otherwise provided in Section 2.3. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw no later than 5 Business Days before such Registration Statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall give prompt notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.2.

                  No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section 2.1, and no failure to effect a registration under this
Section 2.2 and to complete the sale of shares of Class A Common Stock in connection therewith shall relieve the Company of any other obligation under this Agreement.

                  2.3 Reduction of Offering.

                  (a) Piggy-Back Registration. (i) If the managing underwriter(s) of any underwritten offering described in Section 2.2 have informed, in writing, the Selling Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of the Selling Holders and all such other Persons (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters; provided, however, that if such offering is effected for the account of any securityholder of the Company other than the Selling Holders, pursuant to the demand registration rights of any such securityholder, then the number of shares to be offered for the account of the Selling Holders and all other Persons (other than the Company) participating in such registration (but not such securityholders who have exercised their demand registration rights) shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters.

                  (ii) If the managing underwriter or underwriters of any underwritten offering described in Section 2.2 notify the Selling Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that the Selling Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above or (y) if a reduction in the Registrable Securities pursuant to clause (i) above would, in the judgment of the managing underwriter(s) or underwriters, be insufficient to substantially eliminate such adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

                  (b) If, as a result of the proration provisions of this
Section 2.3, any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

                  3.  Transfers of Warrant Shares.

                  3.1 Generally. All Warrant Shares at any time and from time to time outstanding that are Registrable Securities shall be held subject to the conditions and restrictions set forth in this Section 3. All shares of Common Stock now or hereafter held by a Control Stockholder shall be held subject to the conditions and restrictions set forth in this Section 3. Each Holder of Warrant Shares and each Control Stockholder by executing this Agreement or by accepting a certificate representing Common Stock or other indicia of ownership therefor from the Company agrees with the Company and with each other Control Stockholder to such conditions and restrictions.

                  3.2 Restrictions on Transfer. (a) So long as all rights and obligations under Section 3.3 have not been terminated pursuant to Section 3.3(f), a Control Stockholder shall only sell, assign, give, transfer, exchange, devise, bequeath, pledge or otherwise dispose of (collectively, "Transfer") any Common Stock or any interest therein (i) in an Exempt Transfer or (ii) in a transaction in which such Control Stockholder first complies with its obligations, if any, under Section 3.3. As used in Sections 3.2 and 3.3, the term "Transfer" shall be deemed to include all transactions or series of transactions pursuant to which beneficial ownership of Common Stock is transferred, directly or indirectly, to a proposed purchaser. Each certificate representing Warrants and/or Warrant Shares shall contain conspicuous notation on such certificate indicating that the transfer of such Warrant Shares is subject to the terms and restrictions of this Agreement, and each Control Stockholder consents to the placement of such legend on the certificate or certificates representing the Warrant Shares owned by such Stockholder; provided, however, with respect to the certificates owned by a Control Stockholder, the legend shall be removed (x) from such certificates which are Transferred to a Person (other than a Control Stockholder) in a transaction which complies with Section 3.3 hereof, (y) from such certificates Transferred to a Person (other than a Control Stockholder) in a transaction that does not give rise to a Tag-Along Right or (z) from all such certificates upon the termination of the Tag-Along Rights in accordance with Section 3.3 hereof.

                  (b) Each Holder of Registrable Securities agrees that it will not Transfer any Warrant Shares or any interest therein except in compliance with Sections 3.4 and 3.5 hereof.

                  3.3 Tag-Along Rights. (a) In the event of any proposed Transfer of Common Stock by any of the Control Stockholder(s) (other than in a bona fide public distribution pursuant to an effective Registration Statement under the Securities Act) in a single transaction or a series of related transactions involving shares of Common Stock aggregating at least 15% of the shares of Common Stock then owned by the Control Stockholder(s) to a person (such other person being hereinafter referred to as the "proposed purchaser"), other than pursuant to an Exempt Transfer, the Holders of Warrants and

Warrant Shares (the "Non-Selling Stockholders") each shall have the irrevocable and exclusive right, but not the obligation (the "Tag-Along Right"), to require the proposed purchaser to purchase from each of them up to such number of Warrants and/or Warrant Shares (the "Purchased Shares") determined in accordance with Section 3.3(c) hereof; provided that the price to be paid to Non-Selling Stockholders who elect to exercise their Tag-Along Right (i) for each Warrant shall be the product of the number of Warrant Shares issuable upon exercise of such Warrant multiplied by the consideration to be paid by the proposed purchaser for each share of Common Stock, less the exercise price of such Warrant and (ii) for each Warrant Share shall be the consideration to be paid by the proposed purchaser for each share of Common Stock. The Company shall give written notice (the "Company Notice") at least 20 days prior to the date of the proposed Transfer to the Non-Selling Stockholders stating (i) the name and address of the proposed purchaser, (ii) the proposed amount of consideration and terms and conditions of payment offered by such proposed purchaser (if the proposed consideration is not cash, the notice shall describe the terms of the proposed consideration) and the proposed closing date, (iii) the number of shares of Common Stock proposed to be transferred and the total number of shares of Common Stock then owned by the Control Stockholder and (iv) that either the proposed purchaser has been informed of the Tag-Along Right and has agreed to purchase Warrants and/or Warrant Shares in accordance with the terms hereof or that the selling Control Stockholders will make such purchase. The Tag-Along Right shall be exercised by any or all of the Non-Selling Stockholders by giving written notice to the Company ("Tag-Along Notice") proposing to make such transfer, within 10 business days of receipt of the notice specified in the preceding sentence, indicating its election to exercise the Tag-Along Right (the "Participating Stockholders"). The Tag-Along Notice shall state the amount of Warrants and/or Warrant Shares that such Holder proposes to include in such transfer to the proposed purchaser. Failure by any Non-Selling Stockholder to give such notice within the 10 business day period shall be deemed an election by such Non-Selling Stockholder not to sell its Warrants and/or Warrant Shares pursuant to that Tag-Along Notice. The closing with respect to any sale to a proposed purchaser pursuant to this Section 3.3(a) shall be held at the time and place specified in the Company Notice but in any event within 40 days of the date the Company Notice is given; provided that if through the exercise of reasonable efforts the Control Stockholders are unable to cause such transaction to close within 30 days because of the need to obtain FCC consent or otherwise, such period may be extended for such reasonable period of time as may be necessary to close such transaction. Consummation of the sale of Warrants and/or Warrant Shares by any Control Stockholder to a proposed purchaser shall be conditioned upon consummation of the sale by each Participating Stockholder to such proposed purchaser of the Included Shares, if any. In connection with any such sale, the Participating Stockholders agree that they shall transfer their shares of Common Stock pursuant to the terms of this Section 3.3 upon the same terms, in the same manner and for the same consideration as the Control Stockholder.

                  (b) In the event that the proposed purchaser does not purchase Included Shares from the Holders on the same terms and conditions as purchased from the Control Stockholders, then the Control Stockholders making such Transfer shall purchase such Included Shares if the Transfer occurs.

                  (c) The number of Warrants and/or Warrant Shares purchased from each Participating Stockholder shall be determined by multiplying the aggregate number of Warrants and/or Warrant Shares owned by each Participating Stockholder by a fraction, the numerator of which is the total number of shares of Common Stock the Control Stockholder(s) proposes to Transfer to the proposed purchaser and the denominator of which is the total number of shares of Common Stock owned by such Control Stockholder(s). In the event that any Participating Stockholder shall elect to sell less than the maximum number of Warrants and/or Warrant Shares such Participating Stockholder is entitled to sell pursuant to the provisions of this Section 3.3(c) then each other Participating Stockholder shall have the right to sell additional Warrant Shares, pro rata according to the respective number of Warrant Shares offered for sale by the Participating Stockholders.

                  (d) The Control Stockholder(s) who are parties to a Transfer to a proposed purchaser shall arrange for payment directly by the proposed purchaser to each Participating Stockholder, upon delivery of the certificate or certificates representing the Warrants and/or Warrant Shares duly endorsed for transfer, together with such other documents as the proposed purchaser may reasonably request. The reasonable costs and expenses incurred by the Control Stockholders and Participating Stockholders in connection with a sale of Warrants and/or Warrant Shares subject to this Section 3.3 shall be allocated pro rata based upon the number of Warrant Shares sold by each Stockholder to a proposed purchaser; provided that the costs and expenses shall not include the fees and expenses of more than one law firm, which firm shall be selected by the Control Stockholder(s), unless representation of the Control Stockholder(s) and the Participating Stockholders by the same counsel, due to actual or potential differing interests between them, shall create a conflict of interest, in which case the costs and expenses shall include the reasonable fees and expenses of one additional law firm designated by Participating Stockholders proposing to sell a majority of the Warrants and/or Warrant Shares proposed to be sold by all Participating Stockholders.

                  (e) If at the end of 30 days following the date on which a Tag-Along Notice was given, or as otherwise extended pursuant to the provisions of Section 3.3(a), the sale of Warrants and/or Warrant Shares by the Control Stockholders and the sale of the Purchased Shares have not been completed in accordance with the terms of the proposed purchaser's offer, all certificates representing the Purchased Shares shall be returned to the Participating Stockholders, and all the restrictions on sale, transfer or assignment contained in this Agreement with respect to Warrants and/or Warrant Shares owned by the Control Stockholder(s) shall again be in effect.

                  (f) Tag-Along Rights and all rights and obligations under
Section 3.2 hereof and this Section 3.3 shall immediately terminate upon the effectiveness of any Registration Statement filed with the Commission with respect to shares of Common Stock in an initial public offering or subsequent public offering(s) if, after giving effect to such offering or offerings at least 25% of the Company's Common Stock on a fully-diluted basis is at any time held by Persons other than Control Stockholders or Mr. Friedman.

                  3.4 Registration of Transfers and Exchanges.

                  (a) Transfer and Exchange of Definitive Certificates. The Company and the Transfer Agent shall not be obligated to register the transfer or exchange of any Definitive Certificate that is a Restricted Security unless such Warrants or Warrant Shares are delivered to the Transfer Agent duly endorsed or accompanied by written instruments of transfer and are accompanied by the following additional information and documents, as applicable:

                  (A) if such Restricted Security is being delivered to the
                      Transfer Agent by a Holder for
                      registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit A hereto); or

                  (B) if such Restricted Security is being transferred to a
                      Qualified Institutional Buyer in accordance with Rule 144A or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto) and, with respect to transfers pursuant to Rule 144 or Regulation S, an opinion of counsel reasonably acceptable to the Company and the Transfer Agent to the effect that such transfer does not require registration under the Securities Act; or

                  (C) if such Restricted Security is being transferred in
                      reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto) and an opinion of counsel reasonably acceptable to the Company and to the Transfer Agent to the effect that such transfer does not require registration under the Securities Act.

                  (b) Restrictions on Transfer of a Definitive Certificate for a Beneficial Interest in a Global Certificate. A Definitive Certificate may not be exchanged for a beneficial interest in a Global Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of a Definitive Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Transfer Agent, together with:

                  (A) if such Definitive Certificate represents Restricted
                      Securities, certification, substantially in the form of Exhibit A hereto, that such Definitive Certificate is being transferred to a Qualified Institutional Buyer (as defined in Rule 144A) in accordance with Rule 144A; and

                  (B) whether or not such Definitive Certificate represents
                      Restricted Securities, written
                      instructions directing the Transfer Agent to make, or to direct the Depositary to make, an endorsement on the Global Certificate to reflect an increase in the aggregate number of shares of Class A Common Stock represented by the Global Certificate, then the Transfer Agent shall cancel such Definitive Certificate and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of shares of Class A Common Stock represented by the Global Certificate to be increased accordingly. If no Global Certificate is then outstanding, the Company shall issue and the Transfer Agent shall authenticate a new Global Certificate in the appropriate amount.

                  (c) Transfer and Exchange of Global Certificate. The transfer and exchange of a Global Certificate or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                  (d) Transfer of a Beneficial Interest in a Global Certificate for a Definitive Certificate.

         (i) Any person having a beneficial interest in a Global Certificate may upon request exchange such beneficial interest for a Definitive Certificate. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global
                  Certificate and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of a beneficial interest in shares that are Restricted Securities only, the following additional information and documents:

                  (A) If such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit A hereto); or

                  (B) if such beneficial interest is being transferred to a
                      Qualified Institutional Buyer in accordance with Rule 144A or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit A hereto) and, with respect to transfers pursuant to Rule 144 or Regulation S, an opinion of counsel reasonably acceptable to the Company and the Transfer Agent to the effect that such transfer does not require registration under the Securities Act; or

                  (C) if such beneficial interest is being transferred in
                      reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit A hereto) and an opinion of counsel from the transferee or transferor reasonably acceptable to the Company and to the Transfer Agent to the effect that such transfer does not require registration under the Securities Act, then the Transfer Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the aggregate amount of the Global Certificate to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an officers' certificate signed by the Chief Executive Officer, the President, any Vice President and the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Company (an "Officers' Certificate"), the Transfer Agent will authenticate and deliver to the transferee a Definitive Certificate.

         (ii) Definitive Certificates issued in exchange for a beneficial interest in a Global Certificate pursuant to this Section 3.4(d) shall be registered in such names and in such authorized denominations as the

                  Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent in writing. The Transfer Agent shall deliver such Definitive Certificates to the persons in whose names such Definitive Certificates are registered.

                  (e) Restrictions on Transfer and Exchange of Global Certificates. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 3.4), a Global Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (f) Issuance of Definitive Certificates in Absence of Depositary. If at any time:

         (i) the Depositary for the Global Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Certificates and a successor Depositary for the Global Certificates is not appointed by the Company within 90 days after delivery of such notice; or

         (ii) the Company, at its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Definitive Certificates under this Agreement and such action would not cause the Class A Common Stock to be ineligible for trading in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market, then the Company will execute, and the Transfer Agent, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Certificates, will authenticate and deliver Definitive Certificates, in an aggregate number equal to the aggregate number of shares represented by the Global Certificate, in exchange for such Global Certificate.

                  (g) Legends.

         (i) Except as permitted by the following paragraph (ii), each Definitive Certificate (and all shares of Class A Common Stock issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE
         ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE ACT (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR SUCH TRANSFER IS MADE IN ACCORDANCE WITH CLAUSES (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRANSFER AGENT AND THE COMPANY SUCH CERTIFICATIONS, LEGAL

         OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.

         (ii) Upon any sale or transfer of any share of Class A Common Stock that is a Restricted Security (including any Restricted Security represented by a Global Certificate) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                  (A) in the case of any Restricted Security represented by a
                      Definitive Certificate, the Transfer Agent shall permit the holder thereof to exchange such Restricted Security for a Definitive Certificate that does not bear the legend set forth above and rescind any related restriction on the transfer of such Restricted Security; and

                  (B) any Restricted Security represented by a Global
                      Certificate shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 3.4(c) through (f); provided, however, that with respect to any request for an exchange of a Restricted Security that is represented by a Global Certificate for a Definitive Certificate that does not bear the legend set forth above, which request is made in reliance upon Rule 144, the holder thereof shall certify in writing to the Transfer Agent that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit A hereto) and shall provide an opinion of counsel reasonably acceptable to the Company to the effect that such transfer does not require registration under the Securities Act.

         (iii) Any Global Certificate shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL CERTIFICATE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE COMMON STOCK REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT DATED AS OF MAY 1, 1996 AMONG THE COMPANY, AND THE STOCKHOLDERS PARTY THERETO, (THE "SHAREHOLDERS AGREEMENT") AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SHAREHOLDERS AGREEMENT.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  (h) Cancellation and/or Adjustment of a Global Certificate. At such time as all beneficial interests in a Global Certificate have either been exchanged for Definitive Certificates, redeemed, repurchased or cancelled, such Global Certificate shall be returned to or retained and cancelled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Definitive Certificates, redeemed, repurchased or cancelled, the number of shares of Common Stock represented by such Global Certificate shall be reduced and an endorsement shall be made on such Global Certificate, by the Transfer Agent to reflect such reduction.

                  (i) Obligations with Respect to Transfers and Exchanges of Definitive Certificates.

         (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Transfer Agent's request, and the Transfer Agent shall countersign and register Definitive Certificates and Global Certificates.

         (ii) All Definitive Certificates and Global Certificates issued upon any registration, transfer or exchange of Definitive Certificates or Global Certificates shall be validly issued, fully paid and nonassessable.

                  4. Registration Procedures. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections
2.1 and 2.2 hereof, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;

                  (c) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder thereof covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject or (iii) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction;

                  (e) notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (v) of the happening of any event during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (g) furnish to each Holder of Registrable Securities and to the Purchasers, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (with documents incorporated therein by reference or exhibits thereto);

                  (h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

                  (i) upon the occurrence of any event contemplated by Section 4(e)(v) hereof, use reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for so long as, an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines in good faith that such disclosure is not necessary, the Company agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus as so amended or supplemented as each Holder may reasonably request;

                  (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Holders and make available for discussion of such document the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities;

                  (k) obtain a CUSIP number for the Common Stock;

                  (l) (i) make reasonably available for inspection by a representative of, and counsel for, any managing underwriter participating in any disposition pursuant to a Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative, counsel or any such managing underwriter in connection with any such Registration Statement;

                  (m) take all action necessary so that the Warrant Shares will be listed on the principal securities exchanges and markets within the United States of America (including the NASDAQ National Market System), if any, on which other shares of Common Stock are then listed; and

                  (n) if requested by the Holders in connection with any Registration Statement, shall use its best efforts to cause (w) counsel for the Company to deliver an opinion relating to the Registration Statement and the Common Stock, in customary form, (x) its officers to execute and deliver all customary documents and certificates requested by a representative of the Holders or any managing underwriter, as applicable and (y) its independent public accountants to provide a comfort letter in customary form.

                  The Company may, as a condition to such Holder's participation in any Registration Statement, require each Holder of Registrable Securities to
(i) furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and (ii) agree in writing to be bound by this Agreement.

                  5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against all losses, claims, damages and liabilities (including, without limitation, any reasonable legal fees or other expenses actually incurred by any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use in any such Registration Statement or Prospectus; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall have been furnished to such Holder at or prior to the sale of such Registrable Securities, as the case may be, to such person; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if
(i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have completely corrected such untrue statement or omission.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The liability of any Holder under this paragraph (b) shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against which such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Selling Holder be required to contribute any amount in excess of the amount by which proceeds received by such Selling Holder from sales of Registrable Securities exceeds the amount of damages that such Selling Holder has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  6.  Miscellaneous.

                  (a) No Inconsistent Agreements. (i) Subject to clause (ii) below, the Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

                  (ii) The rights of Holders to require the Company to effect a Demand Registration pursuant to Section 2.1 of this Agreement shall be subject to the prior rights and obligations of the parties to the Existing Common Stock Agreement, but only to the extent that such prior rights and/or obligations actually conflict with the Demand Registration rights provided for herein.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate number of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities proposed to be sold.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 6(c), which address initially is, with respect to the Purchaser, the address set forth in the Purchase Agreement, with a copy to: Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq.; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c), with a copy to:
Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022,
Attention: Ira J. Goldstein, Esq.

                  All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered, five business days after being deposited in the mail, postage prepaid, if mailed; (ii) when answered back, if telexed; (iii) when receipt is acknowledged, if telecopied; and (iv) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of this Agreement or the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

                  (e) Rules 144 and 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information of a like nature so long as necessary to permit sales pursuant to Rule 144 or Rule 144A under the Securities Act. The Company further covenants that so long as any Registrable Securities remain outstanding to make available to any Holder of Registrable Securities in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to (a) such Rule 144A, or (b) any similar rule or regulation hereafter adopted by the SEC.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        COMMODORE MEDIA, INC.


                                        By: /S/ BRUCE A. FRIEDMAN
                                            --------------------------------
                                            Name: Bruce A. Friedman
                                            Title: President


                                        THE CONTROL STOCKHOLDERS

                                        The undersigned Control Stockholders are executing this Agreement solely for purposes of agreeing to be bound by the provisions of Sections 3.2 and 3.3 hereof to the extent such provisions obligate such Control Stockholders to take certain actions or refrain from taking certain actions.


                                        By: EXECUTORS OF THE ESTATE OF
                                            CARTER BURDEN



                                        /s/ Susan L. Burden
                                        ---------------------------------
                                        Susan L. Burden, Executor



                                        /s/ S. Carter Burden III
                                        ---------------------------------
                                        S. Carter Burden III, Executor



                                        /s/ Flobelle F. Burden
                                        ---------------------------------
                                        Flobelle F. Burden, Executor

                                        CIBC WG ARGOSY MERCHANT
                                          FUND 2, L.L.C.




                                        By: /s/__________________________
                                            Name:
                                            Title: Director

                                                                       EXHIBIT A




CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF RESTRICTED SECURITIES

Re: Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of Commodore Media, Inc.

          This Certificate relates to shares of Class A Common Stock held in *___ book-entry or* _______ definitive form by ______ (the "Transferor").

The Transferor:*

     / / has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Global Certificate held by the Depositary shares of Class A Common Stock in definitive, registered form equal to its beneficial interest in the shares of Class A Common Stock represented by such Global Certificate (or the portion thereof indicated above); or

     / / has requested the Transfer Agent by written order to exchange or register the transfer of shares of Class A Common Stock.

          In connection with such request, the Transferor does hereby certify that Transferor is familiar with the Common Stock Registration Rights and Stockholders Agreement (the "Agreement") relating to the shares of Class A Common Stock and the restrictions on transfers thereof as provided in Sections
3.4 and 3.5 of such Agreement, and that the transfer of shares of Class A Common Stock requested hereby does not require registration under the Securities Act (as defined below) because:

     / / Such shares of Class A Common Stock are being acquired for the Transferor's own account, without transfer (in satisfaction of Section 3.4(a)(A) or Section 3.4(d)(i)(A) of the Agreement).

     / / Such shares of Class A Common Stock are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), in reliance on Rule 144A or in accordance with Regulation S under the Securities Act. If such transfer is in accordance with Regulation S, an opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

     / / Such shares of Class A Common Stock are being transferred in accordance with Rule 144 under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

     / / Such shares of Class A Common Stock are being transferred pursuant to an effective registration statement under the Securities Act.

     / / Such shares of Class A Common Stock are being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A or Rule 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.




                                        ------------------------------
                                        [INSERT NAME OF TRANSFEROR]



                                        By:
                                            --------------------------


Date:
      --------------




- --------------------------------
*  Check applicable box.